SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2000


                            CROWN ENERGY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                      0-19365                   87-0368981
-----------------------------   --------------------     ---------------------
 State or other jurisdiction     Commission File No.       IRS Employer ID #
     of incorporation


             215 South State, Suite 650, Salt Lake City, Utah 84111
            ---------------------------------------------------------
               Address and zip code of principal executive offices


                                  801-537-5610
                             ----------------------
                          Registrant's telephone number

         This Current Report on Form 8-K includes a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, by way of illustration and not limitation, statements containing the words "anticipates," "believes," "expects," "intends," "future" and words of similar import which express, either directly or by implication, management's beliefs, expectations or intentions regarding the Company's future performance or future events or trends which may affect the Company or its results of operations.

         Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, including but not limited to changes in economic conditions generally or with respect to the Company's asphalt products market in particular, new or increased governmental regulation, increased competition, shortages in labor or materials, delays or other difficulties in shipping or transporting the Company's products, technical or operational difficulties, financing difficulties and interest rate risks, risks that third parties will not grant required approvals or will do so only on unfavorable terms and conditions, tax risks, and other similar risks inherent in the Company's operations, in business operations generally or in the acquisitions and transactions described below. Any such risks or uncertainties, either alone or in combination with other factors, may cause the actual results, performance or achievements of the Company to differ materially from its anticipated future results, performance or achievements (which may be expressed or implied by such forward looking statements). Interested persons are advised to consider all forward-looking statements within the context of such cautionary factors.

Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2. Acquisition or Disposition of Assets

         Not Applicable

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

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

Item 5.  Other Events

         On May 26, 2000, the Registrant received notice that MCNIC Pipeline & Processing Company ("MCNIC") had elected to exercise its option to assume operations as Operator of Crown Asphalt Ridge L.L.C.'s ("CAR") facility in Vernal, Utah, effective June 26, 2000, from Registrant's wholly owned subsidiary, Crown Asphalt Corporation ("CAC"). MCNIC has the right to replace CAC as Operator by the CAR Operating Agreement and a January 20, 2000 letter agreement. MCNIC will become Operator under a new Operating and Management Agreement similar to that currently in effect.

         MCNIC's assumption of CAR's operations will not affect CAC's (i) right to serve as Operator for any additional plants built on CAR's tar sands leases, or (ii) rights as a Member under CAR's Operating Agreement.

Item 6.  Resignation of Registrant's Directors

         Not Applicable

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         Not Applicable

Item 8.  Changes in Fiscal Year

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CROWN ENERGY CORPORATION

                                             /s/  Alexander L. Searl
                                            ------------------------------------
                                            Alexander L. Searl, Chief Operating
                                            Officer, Director


DATED: June 6, 2000

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